                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                        --------------------------------



                                    FORM 8-K
                                 CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): February 18, 1999



                        --------------------------------



                             HEALTHDESK CORPORATION
             (Exact name of registrant as specified in its charter)





           California                          0-21819                       94-3165144
(State or other jurisdiction of       (Commission File Number)           (I.R.S. Employer)
 incorporation or organization)                                         Identification No.)




           2116 Financial Center
              Des Moines, Iowa                                    50309
  (Address of principal executive offices)                     (Zip Code)






       Registrant's telephone number, including area code: (515) 244-5746







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Item 4.  Change in Registrant's Certifying Accountant

On February 18, 1999, the Company appointed BDO Seidman, LLP ("BDO") as its independent accounting firm. Prior to the appointment of BDO, the Company did not consult with BDO regarding either; the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the registrant's financial statements, or a reportable event.





                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          HealthDesk Corporation
February 24, 1999                         By:   /s/ Joseph Dunham II
                                                --------------------
                                                Joseph Dunham II